UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2023

Live Oak Mobility Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40141	86-1492871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 S. Main Street, #2550
Memphis, TN	38103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 685-2865

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	LOKM.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	LOKM	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	LOKM WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Live Oak Mobility Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”) previously filed its definitive proxy statement dated February 10, 2023 (the “Proxy Statement”) in connection with its special meeting to be held virtually on March 2, 2023 at 2:00 P.M., Eastern time (the “special meeting”), at https://www.cstproxy.com/liveoakmobility/2023. You may also attend the special meeting telephonically by dialing 1 (800) 450-7155 (toll-free within the United States and Canada) or 1 (857) 999-9155 (standard rates apply outside of the United States and Canada). The pin number for telephone access is 9737501#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Proxy Statement. The purpose of this document is to supplement the Proxy Statement with certain additional information as follows:

Inflation Reduction Act of 2022. Reference is made to the risk factor in the Proxy Statement entitled “We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A common stock.” The Company is notifying all concerned parties that funds in the Trust Account and the interest earned thereon will not be used to pay for any excise tax imposed under the IR Act in connection with redemptions of the Company’s Class A common stock in connection with the Extension. To the extent that the Company does not have sufficient funds outside of the Trust Account to fund the payment of any excise tax that may be imposed in connection with redemptions of the Company’s Class A common stock in connection with the Extension, our Sponsor has agreed to contribute to us (which may be by working capital loan) funds necessary to make any such excise tax payment without using proceeds from the Trust Account and the interest earned thereon.

Term Sheet with One Americas Holdings LLC. On February 15, 2023, the Company entered into a non-binding term sheet (the “term sheet”) with One Americas Holdings LLC, a Delaware limited liability company in the auto-parts manufacturing sector (“OAH”), in connection with a potential business combination. The Company believes the entry into the term sheet with OAH represents a compelling opportunity for the Company to complete its initial business combination. The Company cannot assure you that it will enter into a definitive business combination agreement (the “Definitive Agreement”) with OAH. Even if the Company enters into the Definitive Agreement, the business combination will be subject to customary closing conditions. As a result, there can be no assurance that the potential business combination will be completed on the terms described herein, or at all. The material terms of the term sheet are set forth below.

Consideration and Proceeds

The term sheet provides that, in exchange for the equity interests in OAH, existing equity holders of OAH would receive approximately $35 million in equity consideration in connection with the proposed business combination based on an initial post-money enterprise value of approximately $115 million. All such equity consideration issued to insiders of OAH is expected to be subject to a 6-month lock-up period. The post-closing equity value of the combined company is expected to be approximately $65 million.

Cash proceeds available to the combined company are expected to be used to (i) pay transaction fees and expenses (including deferred underwriting expenses from the Company’s initial public offering) and (ii) placed on the balance sheet of the combined company.

Board Representation

The Definitive Agreement is expected to provide for a seven member board of directors, four of which will be designated by the Sponsor and three of which designated by OAH. Additionally, the board of directors is expected to be classified with at least a majority of directors meeting the independence requirements of the NYSE or the Nasdaq Stock Market (“NASDAQ”).

Closing Conditions

The Definitive Agreement is expected to include customary conditions to closing, including listing of the combined company’s securities on NYSE or NASDAQ and approval of the proposed business combination by the Company’s and OAH’s equity holders.

In addition, OAH’s directors, holders of the number of shares of OAH’s capital stock required to approve the potential business combination, and the Sponsor will be expected to enter into voting and support agreements at the signing of the Definitive Agreement.

Termination Rights

The Definitive Agreement is expected to include customary mutually agreed termination rights. Additionally, the Company is expected to have a right to terminate (i) in order to liquidate prior to November 30, 2023 if the potential business combination has not been completed prior to then or (ii) if the audited financial statements of OAH, or other required audits, are not completed by May 15, 2023.

Non-redemption Strategies and Other Agreements

The term sheet states that the Sponsor intends to pursue redemption mitigation strategies in connection with the potential business combination, including the entry into non-redemption agreements with investors.

Additionally, the Company has agreed to (i) assume transaction fees and expenses of approximately $13.5 million and (ii) deliver $35 million of capital to the combined company at closing.

Further, the term sheet provides that the founder shares held by the Sponsor will be expected to be subject to certain earnouts as set forth in the term sheet and for 50% of such founder shares to be transferred to owners and management of OAH (“OAH earnout holders”), except for the $12 Earnout Shares (as defined below). The OAH earnout holders and the Sponsor will be eligible to earn and issue such earnout shares in accordance with the below:

1.    500,000 earnout shares upon the combined company’s stock selling at $12.00 per share (with 150,000 earnout shares distributed to OAH earnout holders and 350,000 earnout shares distributed to the Sponsor) (the “$12 Earnout Shares”)

2.    750,000 earnout shares upon the combined company’s stock selling at a price of $15.00 per share

3.    1 million earnout shares upon the combined company’s stock selling at a price of $20.00 per share

4.    1 million earnout shares upon the combined company’s stock selling at a price of $25.00 per share

5.    1 million earnout shares upon the combined company’s stock selling at a price of $30.00 per share in each case, subject to adjustment and upon the combined company’s daily volume-weighted average share price crossing each threshold for 20 trading days within any consecutive 30 trading day period, commencing at least 150 days after the closing of the proposed business combination and within five years following such closing.

Participants in the Solicitation. The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the special meeting and related matters. Information regarding the Company’s directors and executive officers, including a description of their interests in the Company, is available in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 30, 2022, and is available free of charge at the SEC’s web site at www.sec.gov.

No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information. The Company has filed with the SEC the Proxy Statement in connection with the special meeting to consider and vote upon the Extension Amendment Proposal and other matters and, beginning on or about February 10, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the February 6, 2023 record date for the special meeting. This communication does not contain all of the information that should be considered concerning the Extension Amendment Proposal and other matters. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the special meeting because these documents contain important information about the Company, the Extension Amendment Proposal and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Live Oak Mobility Acquisition Corp., 40 S. Main Street, #2550, Memphis, TN 38103, (901) 685-2865.

Forward-Looking Statements. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such statements include, but are not limited to, statements related to any excise tax that may be imposed under the IR Act in connection with redemptions of the Company’s Class A common stock in connection with the Extension, statements regarding our Sponsor’s contribution to us of funds necessary to make any such excise tax payment without using proceeds from the Trust Account, statements related to the potential business combination with OAH, statements related to the terms, conditions and entry into the Definitive Agreement, and related matters, as well as all other statements other than statements of historical fact. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Except as set forth herein, all other information in the Proxy Statement remains unchanged. If you have previously-submitted a proxy or tendered your shares for redemption in accordance with the procedures set forth in the Proxy Statement and you do not wish to make any changes, you do not need to do anything further.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2023	LIVE OAK MOBILITY ACQUISITION CORP.

	By:	/s/ Gary K. Wunderlich, Jr.
	Name:	Gary K. Wunderlich, Jr.
	Title:	President and Chief Financial Officer